UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

A. H. Belo Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 9, 2019.

Meeting Information
	Meeting Type:	Annual Meeting
A. H. BELO CORPORATION	For holders as of:	March 18, 2019
	Date: May 9, 2019	Time: 9:00 AM CDT
Location: The Dallas Morning News Building
1954 Commerce Street
Dallas, Texas 75201

You are receiving this communication because you hold shares in the company named above.
A. H. BELO CORPORATION ATTN: CORPORATE SECRETARY 1954 COMMERCE STREET DALLAS, TX 75201

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  1. 2019 Proxy Statement 2. Annual Report for Year Ended December 31, 2018 3. Notice to Plan Participants

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                2) BY TELEPHONE:     1-800-579-1639

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How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Shareholders of record as of the Record Date are invited to attend the annual meeting. At the meeting, you will need to request a ballot to vote.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends a vote “FOR” the following nominees:
1. Election of Directors
Nominees
01) John A. Beckert
02) Louis E. Caldera
03) Robert W. Decherd
04) Ronald D. McCray
05) Tyree B. (Ty) Miller
06) James M. Moroney III
07) Nicole G. Small

The Board of Directors recommends a vote “FOR” Proposals 2:

2. Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm.

NOTE: In their discretion, the proxyholders and trustee are authorized to vote on any other matters that may properly come before the meeting or any adjournment(s) thereof.